Exhibit 99.2

Kite Realty Group Trust
Quarterly Financial Supplement

June 30, 2005

Investor Relations Daniel R. Sink, CFO 30 S. Meridian Street Suite 1100 Indianapolis, IN 46204
317.577.5600 www.kiterealty.com

SUPPLEMENTAL INFORMATION – JUNE 30, 2005

TABLE OF CONTENTS

Corporate Profile
Contact Information
Important Notes
Corporate Structure Chart
Condensed Consolidated and Combined Balance Sheets
Consolidated and Combined Statements of Operations For the Quarter and Year-to-Date Ended June 30
Funds From Operations and Other Financial Information For the Quarter and Year-to-Date Ended June 30
Market Capitalization
Net Operating Income
Summary of Outstanding Debt
Schedule of Outstanding Debt
Joint Venture Summary
Condensed Combined Balance Sheets of Unconsolidated Properties
Condensed Combined Statements of Operations of Unconsolidated Properties For the Three and Six Months Ended June 30
Top 10 Retail Tenants by Gross Leaseable Area
Top 25 Tenants by Annualized Base Rent
Lease Expirations – Operating Portfolio
Lease Expirations – Retail Anchor Tenants
Lease Expirations – Retail Shops
Lease Expirations – Commercial Tenants
Summary Retail Portfolio Statistics
Summary Commercial Portfolio Statistics
Development Pipeline
Geographic Diversification – Operating Portfolio
Operating Retail Properties
Operating Commercial Properties
Retail Operating Portfolio – Tenant Breakdown
2005 Acquisitions of Operating Properties

CORPORATE PROFILE

General Description

Kite Realty Group Trust commenced operations in August 2004 as the successor to certain businesses of Kite Property Group, a nationally recognized real estate owner and developer.  We are a full service, vertically integrated real estate company focused primarily on the development, construction, acquisition, ownership and operation of high quality neighborhood and community shopping centers in selected growth markets in the United States. As of June 30, 2005, we owned interests in 42 operating properties totaling approximately 6.0 million square feet and interests in 12 properties under development anticipated to total 1.9 million square feet.  We are organized as a real estate investment trust (“REIT”) for federal income tax purposes.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of new developments and acquisitions.  New investments are focused in the shopping center sector, although we may selectively pursue commercial development or acquisition opportunities in markets where we currently operate and where we believe we can leverage existing infrastructure and relationships to generate attractive risk adjusted returns.

Company Highlights (as of June 30, 2005)

•	Operating Retail Properties	36

•	Operating Commercial Properties	6

•	Total Properties Under Development	12

•	States	9

•	Total GLA/NRA (operating)	6,019,625

•	Owned GLA/NRA (operating)	4,585,895

•	Percentage of Owned GLA Leased - Retail	93.8%

•	Percentage of Owned NRA Leased – Commercial	97.7%

•	Total Employees	81

Stock Listing

New York Stock Exchange symbol: KRG

CONTACT INFORMATION

Corporate Office

30 South Meridian Street, Suite 1100

Indianapolis, IN  46204

1-888-577-5600

317-577-5600

www.kiterealty.com

Investor Relations Contacts:

Daniel R. Sink, Chief Financial Officer

Kite Realty Group Trust

30 South Meridian Street, Suite 1100

Indianapolis, IN  46204

(317) 577-5609

dsink@kiterealty.com

The Ruth Group

Stephanie Carrington

(646) 536-7017

Transfer Agent:

LaSalle Bank, National Association

135 South LaSalle Street

Chicago, IL  60603-3499

(312) 904-2000

Stock Specialist:

Van der Moolen Specialists USA, LLC

45 Broadway

32nd Floor

New York, NY  10006

(646) 576-2707

Analyst Coverage:

Goldman, Sachs & Co.

Mr. Carey Callaghan

(212) 902-4351

carey.callaghan@gs.com

KeyBanc Capital Markets

Mr. Richard C. Moore II, CFA

(216) 443-2815

rcmoore@keybanccm.com

Lehman Brothers

Mr. David Harris

(212) 526-1790

dharris4@lehman.com

Raymond James

Mr. Paul Puryear

(727) 567-2253

paul.puryear@raymondjames.com

Wachovia Securities

Mr. Jeffrey J. Donnelly, CFA

(617) 603-4262

jeff.donnelly@wachovia.com

IMPORTANT NOTES

Interim Information

This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (the “Company”) and Kite Property Group (the “Predecessor”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2005, which should be read in conjunction with this package.  The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements

This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated.  Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements.  Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•      national and local economic, business, real estate and other market conditions;

•      the ability of tenants to pay rent;

•      the competitive environment in which the Company operates;

•      financing risks;

•      property management risks;

•      the level and volatility of interest rates;

•      financial stability of tenants;

•      the Company’s ability to maintain its status as a REIT for federal income tax purposes;

•      acquisition, disposition, development and joint venture risks;

•      potential environmental and other liabilities;

•      other factors affecting the real estate industry generally; and

•      other risks identified in reports the Company files with the Securities and Exchange Commission (the “SEC”) or in other documents that it publicly disseminates.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds From Operations

Funds from Operations (“FFO”) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Given the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance such as gains (or losses) from sales of property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO should not be considered as an alternative to net income (determined in accordance with generally accepted accounting principles (“GAAP”)) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to fund our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income

Net operating income (“NOI”) is provided here as a supplemental measure of operating performance.  NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense and other items.  We believe that this presentation of NOI is helpful to investors as a measure of its operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items included in net imcome that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets.  We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of our basis in our assets from our operating results.  NOI should not, however, be considered as an alternative to net income (calculated in accordance with GAAP) as an indicator of our financial performance.

Basis for Presentation

Kite Realty Group Trust commenced operations on August 16, 2004 upon completion of its initial public offering.  Prior to that date, the entities that owned the properties and service companies that we acquired as part of our formation transactions were under the common control of Al Kite, John Kite and Paul Kite (the “Principals”).  Certain line items in the accompanying financial information in the period beginning August 16, 2004 may not be comparable to prior periods due to acquisitions, including the purchase of minority partner and joint venture interests of the properties previously accounted for under the equity method.

CORPORATE STRUCTURE CHART

CONDENSED CONSOLIDATED AND COMBINED BALANCE SHEETS

	June 30, 2005	December 31, 2004
	(Unaudited)
Assets:
Investment properties, at cost:
Land	$133,133,822	$115,806,345
Land held for development	13,694,540	10,454,246
Buildings and improvements	449,061,821	365,043,023
Furniture, equipment and other	5,677,010	5,587,052
Construction in progress	74,121,262	52,485,321
	675,688,455	549,375,987
Less: accumulated depreciation	(33,500,935)	(24,133,716)
	642,187,520	525,242,271

Cash and cash equivalents	11,319,570	10,103,176
Tenant receivables, including accrued straight-line rent	8,708,028	5,763,831
Other receivables	7,599,219	7,635,276
Investments in unconsolidated entities, at equity	1,397,758	155,495
Escrow deposits	5,268,366	4,497,337
Deferred costs, net	17,866,697	15,264,271
Prepaid and other assets	1,167,346	1,093,176

Total Assets	$695,514,504	$569,754,833

Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness	$409,713,452	$283,479,363
Cash distributions and losses in excess of net investment in unconsolidated entities, at equity	—	837,083
Accounts payable and accrued expenses	30,996,558	23,919,949
Deferred revenue	26,442,650	34,836,430
Minority interest	1,177,550	59,735

Total liabilities	468,330,210	343,132,560

Commitments and Contingencies

Limited Partners’ interests in operating partnership	69,745,578	68,423,213

Shareholders’ Equity
Common shares, $.01 par value, 200,000,000 shares authorized, 19,148,267 shares issued and outstanding	191,483	191,483
Additional paid in capital and other	173,279,424	166,861,507
Unearned compensation	(811,168)	(806,879)
Other comprehensive loss	(372,995)	—
Accumulated deficit	(14,848,028)	(8,047,051)
Total shareholders’ equity	157,438,716	158,199,060

Total Liabilities and Shareholders’ Equity	$695,514,504	$569,754,833

CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS – QUARTER & YEAR-TO-DATE

	The Company	The Predecessor	The Company	The Predecessor
	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
	(Unaudited)		(Unaudited)
Minimum rent	$13,798,825	$4,901,039	$26,781,815	$8,170,768
Tenant reimbursements	2,864,558	625,585	5,505,544	1,004,365
Other property related revenue	407,589	576,264	1,356,089	1,391,696
Construction and service fee revenue	5,590,667	1,811,005	8,679,643	4,045,426
Other income (loss)	79,894	(34,893)	92,459	73,669

Total revenue	22,741,533	7,879,000	42,415,550	14,685,924

Expenses:
Property operating	2,483,552	1,739,007	5,251,058	2,813,560
Real estate taxes	1,905,146	847,791	3,432,906	1,228,490
Cost of construction and services	4,390,955	1,240,376	7,299,339	3,373,782
General, administrative, and other	1,277,102	738,483	2,509,370	1,352,264
Depreciation and amortization	5,485,927	1,542,273	10,434,610	2,452,900

Total expenses	15,542,682	6,107,930	28,927,283	11,220,996

Operating income	7,198,851	1,771,070	13,488,267	3,464,928

Interest expense	4,742,869	2,138,985	8,467,311	3,468,968
Minority interest income	(51,930)	(56,055)	(92,949)	(72,043)
Equity in earnings of unconsolidated entities	126,556	42,508	202,351	25,698
Limited partners’ interests in operating partnership	(779,669)	—	(1,564,759)	—

Net income (loss)	$1,750,939	$(381,462)	$3,565,599	$(50,385)

Basic and diluted income per share	$0.09		$0.19

Weighted average common shares outstanding - basic	19,148,267		19,148,267
- diluted	19,262,581		19,262,822

FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION – QUARTER & YEAR–TO–DATE

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
	The Company	The Predecessor	The Company	The Predecessor
Funds From Operations:

Net income (loss)	$1,750,939	$(381,462)	$3,565,599	$(50,385)
Add: Limited Partners’ interests	779,669	—	1,564,759	—
Add: depreciation and amortization of consolidated entities	5,465,019	1,542,273	10,393,406	2,452,900
Add: depreciation and amortization of unconsolidated entities	79,465	98,754	148,631	364,750
Deduct: minority interest	(14,684)	56,055	(29,368)	72,043
Add: joint venture partners’ interests in net income of unconsolidated entities(1)	—	38,594	—	179,180
Add: joint venture partners’ interests in depreciation and amortization of unconsolidated entities(1)	—	166,737	—	500,707
Funds From Operations of the Portfolio	8,060,408	1,520,951	15,643,027	3,519,195

Less: minority interest	—	(56,055)	—	(72,043)
Less: minority interest share of depreciation and amortization	—	(441,976)	—	(656,449)
Less: joint venture partners’ interests in net income of unconsolidated entities	—	(38,594)	—	(179,180)
Less: joint venture partners’ interests in depreciation and amortization of unconsolidated entities	—	(166,737)	—	(500,707)
Less: Limited Partners’ interests	(2,474,545)	—	(4,771,123)	—
Funds From Operations allocable to the Company	$5,585,863	$817,589	$10,871,904	$2,110,816

Funds From Operations of the Portfolio - basic	$0.29		$0.57
- diluted	$0.29		$0.57

Basic weighted average Common Shares and Units outstanding	27,644,198		27,538,947

Diluted weighted average Common Shares and Units outstanding	27,758,512		27,653,503

Other Financial Information:

Recurring Capital Expenditures(2)
Tenant improvements	162,672		162,672
Leasing commissions	14,627		51,304
Capital improvements	339,072		346,157
Scheduled debt principal payments	658,244		1,277,003
Straight line rent	214,004		553,226
Market rent amortization income from acquired leases	863,459		1,801,488
Market debt adjustment	359,387		718,773

(1)   2004 amounts represent the minority and joint venture partners’ interests acquired in connection with the Company’s initial public offering and related formation transactions.

(2)   Excludes tenant improvements and leasing commissions relating to development projects and first generation space.

MARKET CAPITALIZATION

As of June 30, 2005:

	Percent of Total Equity	Total Market Capitalization	Percent of Total Market Capitalization
Equity Capitalization:
Total Common Shares Outstanding	69.3%	19,148,267
Operating Partnership (“OP”) Units	30.7%	8,495,931
Combined Common Shares and OP Units	100.0%	27,644,198

Market Price at June 30, 2005		$15.00

Total Equity Capitalization		$414,662,970	50%

Debt Capitalization:

Company Outstanding Debt		$409,713,452
Pro-rata Share of Joint Venture Debt		8,649,983

Total Debt Capitalization		418,363,435	50%

Total Market Capitalization		$832,026,405	100%

NET OPERATING INCOME

	Three Months Ended
	The Company				The Predecessor
	June 30,	March 31,	December 31,	September 30,	June 30,	Twelve Months Ended
	2005	2005	2004	2004(1)	2004	December 31, 2004(2)

Revenue:
Minimum rent	$13,798,825	$12,982,991	$11,152,243	$7,282,422	$4,901,039	$26,605,432
Tenant reimbursements	2,864,558	2,640,985	1,871,803	1,300,525	748,700	4,299,806
Other property related revenue	407,589	948,500	2,014,392	233,651	317,502	3,460,759
Other income, net	79,894	12,564	13,526	52,929	73,625	141,265
	17,150,866	16,585,040	15,051,964	8,869,527	6,040,866	34,507,262
Expenses:
Property operating	2,483,552	2,767,507	2,596,286	2,220,984	1,861,677	7,865,942
Real estate taxes	1,905,146	1,527,758	1,230,030	972,896	847,790	3,431,415
	4,388,698	4,295,265	3,826,316	3,193,880	2,709,467	11,297,357

Net Operating Income - (Properties)	12,762,168	12,289,775	11,225,648	5,675,647	3,331,399	23,209,905

Other Income (Expense)
Construction and service fee revenue	5,590,667	3,088,976	7,471,746	3,073,897	1,811,005	14,591,069
Cost of construction and services	(4,390,955)	(2,908,384)	(6,938,833)	(2,879,544)	(1,240,376)	(13,192,159)
General, administrative, and other	(1,277,102)	(1,232,268)	(1,200,641)	(997,358)	(587,262)	(3,257,691)
Depreciation and amortization	(5,485,927)	(4,948,683)	(6,176,751)	(2,816,696)	(1,543,583)	(11,448,969)
	(5,563,317)	(6,000,359)	(6,844,479)	(3,619,701)	(1,560,216)	(13,307,750)

Earnings Before Interest and Taxes	7,198,851	6,289,416	4,381,169	2,055,946	1,771,183	9,902,155

Interest expense	4,742,869	3,724,442	3,186,662	2,633,621	2,139,098	9,289,364
Loan prepayment penalties and expenses	—	—	—	1,671,449	—	1,671,449
Minority interest (income) loss	(51,930)	(41,019)	(102,150)	263,280	(56,055)	89,087
Equity in earnings of unconsolidated entities	126,556	75,795	81,183	191,020	42,508	297,901
Limited partners’ interests in operating partnership	(779,669)	(785,090)	(352,065)	499,033	—	146,968
Net income (loss)	$1,750,939	$1,814,660	$821,475	$(1,295,791)	$(381,462)	$(524,702)

(1)  Includes information for the Predecessor for the period from July 1, 2004 through August 15, 2004 and for the Company for the period from August 16, 2004 through September 30, 2004.

(2)  Includes information for the Predecessor for the period January 1 through August 15, 2004 and for the Company for the period from August 16, 2004 through December 31, 2004.

SUMMARY OF OUTSTANDING DEBT(1)

TOTAL DEBT OUTSTANDING AS OF JUNE 30, 2005

	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity (in years)
Fixed Rate Debt:
Consolidated	$206,500	50%	6.35%	7.1
Unconsolidated	8,650	2%	6.61%	6.9
Floating Rate Debt (Hedged) (2)	65,000	16%	5.57%	1.8
Total Fixed Rate Debt	280,150	68%	6.18%	5.9
Variable Rate Debt: (3)
Construction Loans	97,905	24%	5.34%	1.2
Other Variable	101,888	24%	4.78%	2.2
Floating Rate Debt (Hedged) (2)	(65,000)	-16%	-4.78%	-1.9
Total Variable Rate Debt	134,793	32%	5.19%	1.6
Net Premiums	3,420	N/A	N/A	N/A
Total	$418,363	100%	5.86%	4.5

SCHEDULE OF MATURITIES BY YEAR AS OF JUNE 30, 2005

	Mortgage Debt				Total Consolidated	KRG Share Of	Total Consolidated and
	Annual Maturity	Term Maturities	Secured Line of Credit	Construction Loans	Outstanding Debt	Unconsolidated Mortgage Debt	Unconsolidated Debt
2005	$2,941	$850	$0	$12,743	$16,534	$89	$16,623
2006	2,472	17,893	0	68,959	89,324	192	89,516
2007	2,708	0	95,250	4,368	102,326	205	102,531
2008	2,658	8,291	0	11,835	22,784	219	23,003
2009	2,789	27,451	0	0	30,240	2,212	32,452
2010	2,818	0	0	0	2,818	97	2,915
2011	2,655	19,655	0	0	22,310	104	22,414
2012	2,060	35,356	0	0	37,416	110	37,526
2013	1,965	4,027	0	0	5,992	5,422	11,414
2014	1,594	27,567	0	0	29,161	0	29,161
2015	1,106	38,302	0	0	39,408	0	39,408
2016 and beyond	3,548	4,432	0	0	7,980	0	7,980
Net Premiums	0	0	0	0	3,420	0	3,420
Total	$29,314	$183,824	$95,250	$97,905	$409,713	$8,650	$418,363

(1) Dollars in thousands.

(2) These debt obligations are hedged by interest rate swap agreements.

(3) Variable Rate Debt % net of swap transactions:

- Construction	20%	82,905
- Other Variable	12%	51,888
	32%	$134,793

SCHEDULE OF OUTSTANDING DEBT(1)

CONSOLIDATED DEBT AS OF JUNE 30, 2005

Fixed Rate Debt:	Lender/Servicer	Interest Rate	Maturity Date	Balance as of 06/30/05	Monthly Debt Service as of 06/30/05
50th & 12th	Wachovia Bank	5.67%	11/11/2014	$4,666	$27
176th & Meridian	Wachovia Bank	5.67%	11/11/2014	4,239	25
Boulevard Crossing	Wachovia Bank	5.11%	12/11/2009	12,573	69
Centre at Panola, Phase I	JP Morgan Chase	6.78%	1/1/2022	4,369	37
Corner Shops, The	Sun Life Assurance Co.	7.65%	7/1/2011	1,897	17
Fox Lake Crossing	Wachovia Bank	5.16%	7/1/2012	12,201	69
Indian River Square	Wachovia Bank	5.42%	6/11/2015	13,300	52
Indiana State Motor Pool	Old National	5.38%	3/24/2008	4,064	19
International Speedway Square	Lehman Brothers Bank	7.17%	3/11/2011	19,809	139
Plaza at Cedar Hill	GECC	7.38%	2/1/2012	27,112	193
Plaza Volente	Wachovia Bank	5.42%	6/11/2015	28,680	112
Preston Commons	Wachovia Bank	5.90%	3/11/2013	4,622	28
Ridge Plaza	Wachovia Bank	5.15%	10/11/2009	16,846	93
Sunland Towne Centre	Nomura Asset Capital	8.85%	1/11/2006	17,572	155
Thirty South	CS First Boston	6.09%	1/11/2014	23,097	142
Traders Point(2)	Huntington Real Estate Investment Company	12% (2 deferred )%	9/30/2006	1,625	19
Whitehall Pike	Banc One Capital Funding	6.71%	7/5/2018	9,828	77
Subtotal				$206,500	$1,273

Floating Rate Debt (Hedged):	Lender	Interest Rate	Maturity Date	Balance as of 06/30/05	Monthly Debt Service as of 06/30/05
Collateral Pool Properties(3)	KeyBank	5.65%	8/1/2007	35,000	165
Collateral Pool Properties(3)	KeyBank	5.38%	8/1/2007	15,000	67
Cool Creek Commons(4)	LaSalle Bank	5.59%	5/1/2006	15,000	72
Subtotal				$65,000	$304
TOTAL CONSOLIDATED FIXED RATE DEBT				$271,500	$1,577

TOTAL NET PREMIUMS (FAS 141)				$3,420

Variable Rate Debt: Mortgages	Lender	Interest Rate	Maturity Date	Balance as of 06/30/05
Eagle Creek Phase II (Pad 1)	Wachovia Bank	LIBOR + 250	10/21/2005	850
Fishers Station Shops(5)	National City Bank	LIBOR + 275	9/1/2008	5,313
Traders Point III	Huntington Bank	PRIME	10/6/2006	475
Subtotal				$6,638

(1) Dollars in thousands.

(2)  Subsequent to June 30, 2005, the balance of this loan was paid off.

(3)  The Company has entered into $35 and $15 million fixed rate swap agreements which are designated as hedges against the line of credit.

(4)  The Company has entered into a $15 million fixed rate swap agreement which is designated as a hedge against the Cool Creek Commons construction loan.

(5)  The Company has a 25% interest in this property.

SCHEDULE OF OUTSTANDING DEBT (CONTINUED) (1)

Variable Rate Debt: Construction Loans	Servicer	Interest Rate	Maturity Date	Total Commitment	Balance as of 06/30/05
Shops at Otty	KeyBank	PRIME	9/12/2005	$1,792	$1,769
Circuit City Plaza(2)	Wachovia Bank	LIBOR + 185	6/30/2005	6,900	6,759
Cool Creek Commons(3)	LaSalle Bank	LIBOR + 175	4/30/2006	17,025	15,790
Estero Town Center	Wachovia Bank	LIBOR + 165	4/1/2008	20,460	7,429
Geist Pavilion	The National Bank of Indianapolis and Busey Bank	LIBOR + 165	4/1/2006	10,057	2,968
Red Bank Commons	Huntington Bank	LIBOR + 165	4/1/2006	4,960	4,000
Naperville Marsh	LaSalle Bank	LIBOR + 165	6/30/2006	11,650	1,757
Naperville Marketplace	LaSalle Bank	LIBOR + 175	6/30/2007	14,400	4,368
Sandifur Plaza	LaSalle Bank	LIBOR + 165	12/31/2006	5,500	1,128
Tarpon Springs Plaza	Wachovia Bank	LIBOR + 175	4/1/2008	20,000	4,406
Traders Point	Huntington Bank	LIBOR + 235	10/5/2006	43,500	37,573
Traders Point II	Huntington Bank	LIBOR + 165	6/28/2006	9,587	5,743
Weston Park(4)	Old National	LIBOR + 215	7/9/2005	4,930	4,215
Subtotal				$170,761	$97,905

Line of Credit	Lender	Interest Rate	Maturity Date	Total Available as of 06/30/05	Balance as of 06/30/05
Collateral Pool Properties: (5),(6),(7)	Wachovia Bank	LIBOR + 135	8/31/2007	$128,541	$95,250
Floating Rate Debt (Hedged)
Collateral Pool Properties(5)	KeyBank	LIBOR + 135	8/31/2007		(35,000)
Collateral Pool Properties(5)	KeyBank	LIBOR + 135	8/31/2007		(15,000)
Cool Creek Commons(3)	LaSalle Bank	LIBOR + 175	4/30/2006		(15,000)
Subtotal					$(65,000)
Total Consolidated Variable Rate Debt					$134,793
TOTAL CONSOLIDATED DEBT PER FINANCIAL STATEMENT					$409,713

(1)   Dollars in thousands.

(2)   Subsequent to June 30, 2005, the maturity date of this loan was extended to 6/30/2006.

(3)   The Company entered into a $15 million fixed rate swap agreement which is designated as a hedge against the Cool Creek Commons construction loan.

(4)   Subsequent to June 30, 2005, the maturity date of this loan was extended to 7/9/2006.

(5)   There are currently sixteen properties encumbered under the line of credit.  The following properties are currently unencumbered and available to expand borrowings under the line: 50 S. Morton, Centre at Panola Phase II, Eagle Creek Phase II, Frisco Bridges, Greyhound Commons, Kite Spring Mill II, Martinsville Shops, Wal-Mart Plaza.

(6)   The Company has entered into $35 and $15 million fixed rate swap agreements which are designated as hedges against the line of credit.

(7)   The total amount available for borrowing under the line is $128,541, of which $95,250 was outstanding at 6/30/2005.

SCHEDULE OF OUTSTANDING DEBT (CONTINUED) (1)

UNCONSOLIDATED DEBT AS OF JUNE 30, 2005 (2)

	Lender	Interest Rate	Maturity Date	Balance as of 06/30/05	Monthly Debt Service as of 06/30/05
Fixed Rate
The Centre	Sun Life	6.99%	6/1/2009	$4,253	$40
Spring Mill Medical	LaSalle Bank	6.45%	9/1/2013	12,197	78
TOTAL UNCONSOLIDATED DEBT				$16,450	$118
JOINT VENTURE PARTNERS’ SHARE OF TOTAL UNCONSOLIDATED DEBT				(7,800)
KRG’s SHARE OF TOTAL UNCONSOLIDATED DEBT				$8,650

TOTAL KRG CONSOLIDATED DEBT				$409,713
TOTAL KRG UNCONSOLIDATED DEBT				8,650
TOTAL KRG DEBT				$418,363

(1)  Dollars in thousands.

(2)  The Company owns a 50% interest in Spring Mill Medical and a 60% interest in The Centre.

JOINT VENTURE SUMMARY – UNCONSOLIDATED PROPERTIES

The Company owns the following two unconsolidated properties with joint venture partners:

Property	Percentage Owned by the Company
The Centre	60%
Spring Mill Medical	50%

CONDENSED COMBINED BALANCE SHEETS OF UNCONSOLIDATED PROPERTIES

(THE CENTRE AND SPRING MILL MEDICAL)

(Unaudited)

	June 30, 2005	December 31, 2004

Assets:
Investment properties, at cost

Land	$2,552,075	$2,552,075

Buildings and improvements	14,475,395	14,493,799
	17,027,470	17,045,874

Less: accumulated depreciation	(2,565,957)	(2,338,829)
	14,461,513	14,07,045

Cash and cash equivalents	851,659	601,423

Tenant receivables, including accrued straight line rent	81,635	254,883

Other receivables	—	5,661

Deferred costs, net	726,217	768,825

Prepaid and other assets	4,150	4,870

Total Assets	$16,125,174	$16,342,707

Liabilities and Accumulated Equity (Deficit):

Mortgage and other indebtedness	$16,449,408	$16,609,675

Accounts payable and accrued expenses	529,898	458,289

Due to affiliate	17,907	—

Total Liabilities	16,997,213	17,067,964

Accumulated equity (deficit)	(872,039)	(725,257)

Total Liabilities and Accumulated Equity (Deficit)	$16,125,174	$16,342, 707

CONDENSED COMBINED STATEMENTS OF OPERATIONS OF UNCONSOLIDATED PROPERTIES

(THE CENTRE AND SPRING MILL MEDICAL)

(Unaudited)

	Three Months Ended June 30		Six Months Ended June 30
	2005	2004	2005	2004

Total Revenue	$858,820	$769,038	$1,689,039	$1,611,300

Expenses:
Property operating and other	190,712	236,595	424,684	437,374
Real estate taxes	55,670	134,682	111,344	256,740
Depreciation and amortization	148,979	128,582	280,794	257,103

Total expenses	395,361	499,859	816,822	951,217

Operating income	463,459	269,179	872,217	660,083

Interest expense	279,182	288,710	557,536	578,779

Net income (loss)	$184,277	$(19,531)	$314,681	$81,304

TOP 10 RETAIL TENANTS BY GROSS LEASEABLE AREA (GLA)

AS OF JUNE 30, 2005

This Table Includes The Following:

•      Operating Retail Properties

•      Operating Commercial Properties

•      Development Property Tenants open for business as of June 30, 2005

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA	Number of Anchor Owned Locations	Anchor Owned GLA
Lowe’s Home Center	6	813,997	1	128,997	5	685,000
Wal-Mart	2	328,161	1	103,161	1	225,000
The May Department Stores Company	1	237,455	1	237,455	0	0
Dominick’s	2	131,613	2	131,613	0	0
Publix	3	129,357	3	129,357	0	0
Dick’s Sporting Goods	2	126,672	2	126,672	0	0
Marsh Supermarkets	2	122,000	2	122,000	0	0
Kmart	1	110,875	1	110,875	0	0
Burlington Coat Factory	1	107,400	1	107,400	0	0
H-E-B Grocery	1	105,000	1	105,000	0	0
Total	21	2,212,530	15	1,302,530	6	910,000

TOP 25 TENANTS BY ANNUALIZED BASE RENT

AS OF JUNE 30, 2005

This Table Includes The Following:

•                  Operating Retail Properties

•                  Operating Commercial Properties

•                  Development Property Tenants open for business as of June 30, 2005

Tenant	Type of Property	Number of Locations	Leased GLA/NRA	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent	Annualized Base Rent per Sq. Ft.	% of Total Portfolio Annualized Base Rent
Mid America Laboratories	Commercial	1	100,000	2.1%	$1,721,000	$17.21	3.1%
State of Indiana	Commercial	3	210,393	4.4%	$1,663,733	$7.91	3.0%
Eli Lilly	Commercial	1	99,542	2.1%	$1,642,443	$16.50	3.0%
Marsh Supermarkets	Retail	2	122,000	2.5%	$1,565,847	$12.83	2.8%
Dominick’s	Retail	2	131,613	2.7%	$1,411,728	$10.73	2.6%
Circuit City	Retail	3	98,485	2.0%	$1,388,318	$14.10	2.5%
Dick’s Sporting Goods	Retail	2	126,672	2.5%	$1,220,000	$9.63	2.2%
H-E-B Grocery	Retail	1	105,000	2.2%	$1,155,000	$11.00	2.1%
Walgreen’s	Retail	3	39,070	0.8%	$1,031,023	$26.39	1.9%
Bed Bath & Beyond	Retail	3	85,895	1.8%	$1,021,921	$11.90	1.9%
Lowe’s Home Center	Retail	1	128,997	2.7%	$1,014,000	$7.86	1.9%
Publix	Retail	3	129,357	2.7%	$989,361	$7.65	1.7%
Kmart	Retail	1	110,875	2.2%	$850,379	$7.67	1.6%
UMDA (1)	Commercial	1	32,256	0.7%	$844,402	$26.18	1.5	%(1)
Old Navy	Retail	4	85,420	1.8%	$824,758	$9.66	1.5%
Winn-Dixie (2)	Retail	2	103,406	2.2%	$806,266	$7.80	1.5%
Kerasotes Theatres	Retail	2	43,050	0.9%	$776,496	$18.04	1.4%
A & P	Retail	1	58,732	1.2%	$763,516	$13.00	1.4%
City Securities	Commercial	1	34,949	0.7%	$694,900	$19.88	1.3%
Office Depot	Retail	2	62,064	1.3%	$627,701	$10.11	1.1%
Indiana University Healthcare Associates (1)	Commercial	1	31,175	0.7%	$622,201	$19.96	1.1	%(1)
Bealls	Retail	2	79,611	1.6%	$576,000	$7.24	1.1%
Petsmart	Retail	2	50,909	1.1%	$537,095	$10.55	1.0%
Office Max	Retail	2	46,372	1.0%	$487,220	$10.51	0.9%
TJX Companies	Retail	2	56,550	1.2%	$475,312	$8.41	0.9%
Total			2,172,393	45.1%	$24,710,620	$11.37	45.0%

(1) Property held in unconsolidated joint venture. Annualized base rent reflected at 100 percent.

(2) In February 2005, Winn-Dixie Stores, Inc. filed a petition for Chapter 11 bankruptcy to reorganize its business operations.  As of June 30, 2005, Winn-Dixie has not announced plans to close the stores at either of the Company’s properties, nor has it rejected either lease.

LEASE EXPIRATIONS – OPERATING PORTFOLIO

This Table Includes The Following:

•                  Operating Retail Properties

•                  Operating Commercial Properties

•                  Development Property Tenants open for business as of June 30, 2005

	Number of Expiring Leases(1)	Expiring GLA/NRA(2)	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent(3)	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2005	34	68,408	1.5%	$840,556	1.6%	$12.29	$0
2006	68	232,441	5.1%	2,420,085	4.6%	10.41	0
2007	74	229,496	5.0%	3,060,299	5.8%	13.33	0
2008	39	297,719	6.5%	2,451,010	4.6%	8.23	0
2009	55	204,952	4.5%	3,145,227	6.0%	15.35	0
2010	50	397,326	8.7%	4,358,102	8.3%	10.97	0
2011	27	522,682	11.5%	4,483,433	8.5%	8.58	0
2012	31	260,437	5.7%	3,495,638	6.6%	13.42	85,000
2013	17	178,784	3.9%	2,514,885	4.8%	14.07	0
2014	28	295,352	6.5%	3,593,777	6.8%	12.17	427,900
Beyond	70	1,871,669	41.1%	22,425,716	42.4%	11.98	1,572,280
Total	493	4,559,266	100.0%	$52,788,728	100.0%	$11.58	$2,085,180

(1) Lease expiration table reflects rents in place as of June 30, 2005 and does not include option periods; 2005 expirations include month to month tenants. This column also excludes ground leases.

(2) Expiring GLA excludes square footage for non-owned ground lease structures.

(3) Excludes ground lease revenue.

LEASE EXPIRATIONS –RETAIL ANCHOR TENANTS(1)

This Table Includes The Following:

•                  Operating Retail Properties

•                  Development Property Tenants open for business as of June 30, 2005

	Number of Expiring Leases(2)	Expiring GLA(3)	% of Total GLA Expiring	Expiring Annualized Base Rent(4)	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2005	0	0	0.0%	$0	0.0%	$0.00	$0
2006	4	94,246	2.1%	406,262	0.8%	4.31	0
2007	6	91,926	2.0%	744,076	1.4%	8.09	0
2008	2	210,561	4.6%	792,783	1.5%	3.77	0
2009	3	69,389	1.5%	669,318	1.3%	9.65	0
2010	11	284,459	6.2%	2,559,356	4.9%	9.00	0
2011	5	366,484	8.0%	1,647,688	3.1%	4.50	0
2012	4	120,399	2.6%	987,158	1.9%	8.20	0
2013	1	11,960	0.3%	161,460	0.3%	13.50	0
2014	5	91,602	2.0%	983,243	1.8%	10.73	0
Beyond	36	1,570,700	34.6%	16,444,657	31.1%	10.47	240,000
Total	77	2,911,726	63.9%	$25,396,001	48.1%	$8.72	$240,000

(1) Retail anchor tenants are defined as tenants which occupy 10,000 square feet or more.

(2) Lease expiration table reflects rents in place as of June 30, 2005 and does not include option periods; 2005 expirations include month-to-month tenants. This column also excludes ground leases.

(3) Expiring GLA excludes square footage for non-owned ground lease structures.

(4) Excludes ground lease revenue.

LEASE EXPIRATIONS – RETAIL SHOPS

This Table Includes The Following:

•                  Operating Retail Properties

•                  Development Property Tenants open for business as of June 30, 2005

	Number of Expiring Leases(1)	Expiring GLA(2)	% of Total GLA Expiring	Expiring Annualized Base Rent(3)	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2005	34	68,408	1.5%	$840,556	1.6%	$12.29	$0
2006	62	131,092	2.9%	1,900,174	3.6%	14.50	0
2007	66	133,615	2.9%	2,240,730	4.2%	16.77	0
2008	36	79,193	1.7%	1,498,290	2.8%	18.92	0
2009	52	135,563	3.0%	2,475,909	4.7%	18.26	0
2010	38	103,989	2.3%	1,618,966	3.1%	15.57	0
2011	19	56,656	1.2%	1,193,302	2.3%	21.06	0
2012	25	102,986	2.3%	1,917,773	3.6%	18.62	85,000
2013	12	38,470	0.8%	767,906	1.5%	19.96	0
2014	21	53,801	1.2%	1,222,184	2.3%	22.72	427,900
Beyond	27	96,567	2.1%	2,092,428	4.0%	21.67	1,332,280
Total	392	1,000,340	21.9%	$17,768,218	33.7%	$17.76	$1,845,180

(1) Lease expiration table reflects rents in place as of June 30, 2005 and does not include option periods; 2005 expirations include month-to-month tenants. This column also excludes ground leases.

(2) Expiring GLA excludes square footage for non-owned ground lease structures.

(3) Excludes ground lease revenue.

LEASE EXPIRATIONS – COMMERCIAL TENANTS

	Number of Expiring Leases(1)	Expiring NRA	% of Total NRA Expiring	Expiring Annualized Base Rent	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.
2005	0	0	0.0%	$0	0.0%	$0.00
2006	2	7,103	0.2%	113,648	0.2%	16.00
2007	2	3,955	0.1%	75,493	0.1%	19.09
2008	1	7,965	0.2%	159,938	0.3%	20.08
2009	0	0	0.0%	0	0.0%	0.00
2010	1	8,878	0.2%	179,780	0.3%	20.25
2011	3	99,542	2.2%	1,642,443	3.1%	16.50
2012	2	37,052	0.8%	590,708	1.1%	15.94
2013	4	128,354	2.8%	1,585,519	3.0%	12.35
2014	2	149,949	3.3%	1,388,350	2.6%	9.26
Beyond	7	204,402	4.4%	3,888,631	7.5%	19.02
Total	24	647,200	14.2%	$9,624,510	18.2%	$14.87

(1) Lease expiration table reflects rents in place as of June 30, 2005 and does not include option periods; 2005 expirations include month-to-month tenants. This column also excludes ground leases.

SUMMARY RETAIL PORTFOLIO STATISTICS

(INCLUDES JOINT VENTURE PROPERTIES)

Retail Portfolio	6/30/05	3/31/05	12/31/04	9/30/04	6/30/04

Company Owned GLA(1) - Operating Retail	3,923,243	3,611,708	3,391,900	3,078,616	1,845,631
Total GLA(1) - Operating Retail	5,356,973	4,806,438	4,566,374	4,108,090	2,853,129
Projected Company Owned GLA Under Development(2)	946,700	854,300	560,300	545,500	574,560
Projected Total GLA Under Development	1,927,802	1,736,402	1,252,331	1,382,202	1,411,265

Number of Operating Retail Properties	36	33	30	27	17
Number of Retail Properties Under Development	12	10	9	10	12

Percentage Leased - Operating Retail	93.8%	93.8%	95.3%	94.9%	92.8%

Annualized Base Rent & Ground Lease Revenue - Retail Properties	$41,304,284	$38,076,654	$35,187,179	$31,814,134	$24,939,090

(1) “Company Owned GLA” represents gross leasable area that is owned by the Company.  “Total GLA” includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land that is owned by the Company and ground leased to tenants, plus non-owned anchor space.

(2) “Projected Company Owned GLA Under Development” represents gross leaseable area under development that is projected to be owned by the Company.  “Projected Total GLA” includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land that is owned by the Company and ground leased to tenants, plus non-owned anchor space that is existing or under construction.

SUMMARY COMMERCIAL PORTFOLIO STATISTICS

(INCLUDES JOINT VENTURE PROPERTIES)

Commercial Portfolio	6/30/05	3/31/05	12/31/04	9/30/04	6/30/04

Company Owned Net Rentable Area (NRA) (1)	662,652	662,652	662,652	547,652	547,652
NRA under Development	—	—	—	115,000	115,000

Number of Operating Commercial Properties	6	6	6	5	5
Number of Commercial Properties under Development	—	—	—	1	1

Percentage Leased - Operating Commercial Properties	97.7%	97.7%	97.7%	96.9%	98.8%
Percentage Leased - Commercial Properties under Development	—	—	—	100%	100%

Annualized Base Rent - Commercial Properties(2)	$9,624,510	$9,681,386	$9,681,386	$8,998,898	$9,149,558

(1)  “Company Owned NRA” does not include square footage of Union Station Parking Garage, a detached parking garage supporting the Thirty South property that includes 851 parking spaces.  It is operated by Denison Parking, a third party, pursuant to a lease of the entire property.

(2)  “Annualized Base Rent” does not include approximately $500,000 in annualized income attributable to the Union Station Parking Garage.

DEVELOPMENT PIPELINE

AS OF JUNE 30, 2005

2005 Deliveries	MSA	Type of Property	Opening Date(1)	Projected Owned GLA(2)	Projected Total GLA(3)	Percentage of Owned GLA Pre-Leased(5)	Percentage of Total GLA Pre- Leased or Owned by Anchor	Total Estimated Project Cost(4)	Cost Incurred as of June 30, 2005(4)	Major Tenants and Non-owned Anchors
Florida
Eagle Creek, Phase II(6)	Naples	Retail	Jan. 05	0	165,000	n/a	See note 6	$9,080	$8,825
Indiana
Traders Point	Indianapolis	Retail	Oct. 04	272,000	353,377	81.8%	82.3%	45,227	42,377	Dick’s Sporting Goods, Marsh Supermarkets, Bed Bath & Beyond, Kerasotes Theatres, Michaels, Old Navy
Traders Point II	Indianapolis	Retail	Apr. 05	46,600	50,200	30.2%	28.0%	8,288	6,848	(See Trader’s Point)
Greyhound Commons(6)	Indianapolis	Retail	Feb. 05	0	201,325	n/a	93.5%	4,397	3,724	Lowe’s (non-owned)
Red Bank Commons	Evansville	Retail	Feb. 05	34,500	246,500	39.4%	91.5%	6,400	5,718	Wal-Mart (non-owned); Home Depot (non-owned)
Geist Pavilion	Indianapolis	Retail	Mar. 05	64,300	64,300	42.6%	42.6%	7,747	4,960	Marsh Village Market
Illinois
Naperville Marsh Build to Suit for Sale	Chicago	Retail	Sept. 05	70,000	70,000	100%	100%	14,800	9,981	Marsh Naperville
Oregon
Cornelius Gateway Build To Suit For Sale(7),(11)	Portland	Retail	Dec. 05	36,100	36,100	41.0%	41.0%	9,200	2,535	Walgreen’s
Total				523,500	1,186,802	69.2%	70.3%	$105,139	$84,968

2006-2007 Deliveries	MSA	Type of Property	Opening Date(1)	Projected Owned GLA(2)	Projected Total GLA(3)	Percentage of Owned GLA Pre-Leased(5)	Percentage of Total GLA Pre- Leased or Owned by Anchor	Total Estimated Project Cost(4)	Cost Incurred as of June 30, 2005(4)	Major Tenants and Non-owned Anchors
Florida
Tarpon Springs Plaza	Naples	Retail	Sept. 06	95,000	286,800	0.0%	60.6%	$21,500	$9,799	Target (non-owned)
Estero Town Center(10), (11)	Naples	Retail	Aug. 06	165,600	188,600	0.0%	0.0%	20,000	10,857
Illinois
Naperville Marketplace	Chicago	Retail	Mar. 06	105,000	105,000	0.0%	0.0%	14,850	5,352	Naperville Marsh
Washington
Sandifur Plaza Build to Suit for Sale(8),(10),(11)	Tri-Cities	Retail	TBD	27,400	27,400	54.0%	54.0%	6,400	1,802	Walgreen’s
Gateway Shopping Center Phase I(9),(10),(11)	Seattle	Retail	TBD	30,200	133,200	0.0%	66.1%	8,500	4,684	Kohl’s (non-owned)
Total				423,200	741,000	3.5%	37.3%	$71,250	$32,494

(1)                                  Opening Date is defined as the first date a tenant is open for business or a ground lease or similar payment is made.

(2)                                  Projected Owned GLA/NRA represents gross leasable area/net rentable area that is owned by the Company. It excludes square footage attributable to non-owned outlot structures on land that is owned by the Company and ground leased to tenants.

(3)                                  Projected Total GLA/NRA includes Projected Owned GLA, plus projected square footage attributable to non-owned outlot structures on land that is owned by the Company, plus non-owned anchor space that is currently existing or under construction.

(4)                                  Dollars in thousands.

(5)                                  Excludes outlots and parcels owned by the Company and ground leased to tenants. Trader’s Point has seven such parcels, four of which were pre-leased as of June 30, 2005.

(6)                                  All of the land at Eagle Creek Phase II and Greyhound Commons is intended to be ground leased to tenants.  We have entered into an agreement to enter into a ground lease for the entire Eagle Creek, Phase II property with a big box retailer.  The tenant is obligated to pay and is paying a portion of its rent until the ground lease is executed. Greyhound Commons consists of four outlots, two of which were ground leased as of June 30, 2005.

(7)                                  A lease with Walgreen’s for approximately 14,800 square feet was executed in July 2005.  Walgreen’s signed a binding agreement to enter into a lease prior to June 30, 2005 and executed the lease subsequent to quarter end.

(8)                                  A lease with Walgreen’s for approximately 14,800 square feet was executed in June 2005.

(9)                                  A second phase is anticipated for Gateway Shopping Center and is projected to include 45,000 square feet of small shops, two outlots, and a 93,000 square foot shadow anchor.

(10)                            Opening date and/or Total Estimated Cost is based on preliminary site plan as of June 30, 2005.

(11)                            Owned in a joint venture property.

GEOGRAPHIC DIVERSIFICATION – OPERATING PORTFOLIO

AS OF JUNE 30, 2005

	Number of Operating Properties	Owned GLA/NRA(1)	Percent of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent(2)	Percent of Annualized Base Rent	Annualized Base Rent per Leased SF
Indiana	18	1,937,233	42.2%	192	$20,252,879	40.8%	$11.30
• Retail - Mall	1	579,189	12.5%	43	2,400,584	4.8%	4.91
• Retail	11	695,392	15.2%	125	8,227,785	16.6%	12.52
• Commercial	6	662,652	14.5%	24	9,624,510	19.4%	14.87
Texas	7	987,218	21.5%	79	10,541,026	21.2%	11.50
Florida	7	828,268	18.1%	101	8,268,636	16.7%	10.14
Illinois	2	231,820	5.1%	35	2,962,916	6.0%	13.98
New Jersey	1	114,928	2.5%	16	1,734,864	3.5%	15.99
Georgia	2	142,707	3.1%	28	1,603,392	3.2%	11.33
Washington	3	102,146	2.2%	26	1,734,478	3.5%	17.15
Ohio	1	231,730	5.1%	6	2,209,767	4.5%	9.54
Oregon	1	9,845	0.2%	7	273,156	0.6%	27.75
Total	42	4,585,895	100.0%	490	$49,581,114	100.0%	$11.45

(1) Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company. It does not include 15 parcels or outlots owned by the Company and ground leased to tenants, which contain non-owned structures totaling approximately 71,703 square feet. It also excludes the square footage of Union Station Parking Garage.

(2) Annualized Base Rent Revenue excludes $1,347,680 in annualized ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants. It also excludes approximately $500,000 in 2005 annualized minimum rent attributable to Union Station Parking Garage as well as the leases on properties classified as development properties.

OPERATING RETAIL PROPERTIES – TABLE I

AS OF JUNE 30, 2005

Property (1),(2)	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA(3)	Owned GLA(3)	Percentage of Owned GLA Leased(4)

International Speedway Square(5)	FL	Daytona	1999	1999	Developed	233,901	220,901	100.0%
King’s Lake Square	FL	Naples	1986/2005	2003	Acquired	85,497	85,497	97.5%
Wal-Mart Plaza(6)	FL	Gainesville	1970	2004	Acquired	177,826	177,826	100.0%
Waterford Lakes	FL	Orlando	1997	2004	Acquired	77,948	77,948	100.0%
Shops at Eagle Creek	FL	Naples	1998	2003	Acquired	75,944	75,944	91.0%
Circuit City Plaza	FL	Ft. Lauderdale	2004	2004	Developed	435,906	45,906	91.5%
Indian River Square	FL	Vero Beach	1997/2004	2005	Acquired	379,246	144,246	100.0%
Centre at Panola	GA	Atlanta	2001	2004	Acquired	73,079	73,079	100.0%
Publix at Acworth	GA	Atlanta	1996	2004	Acquired	69,628	69,628	98.3%
Silver Glen Crossing	IL	Chicago	2002	2004	Acquired	138,274	132,725	88.4%
Fox Lake Crossing	IL	Chicago	2002	2005	Acquired	99,095	99,095	95.5%
Glendale Mall(5)	IN	Indianapolis	1958/2000	1999	Redeveloped	724,026	579,189	84.3%
Cool Creek Commons	IN	Indianapolis	2005	2005	Developed	133,177	120,648	95.0%
Boulevard Crossing	IN	Kokomo	2004	2004	Developed	214,696	112,696	96.0%
Hamilton Crossing	IN	Indianapolis	1999	2004	Acquired	87,374	82,374	91.0%
Fishers Station(7)	IN	Indianapolis	1989/2005	2004	Acquired	114,457	114,457	84.4%
Whitehall Pike	IN	Bloomington	1999	1999	Developed	128,997	128,997	100.0%
The Centre(5),(8)	IN	Indianapolis	1986	1986	Developed	80,689	80,689	98.6%
The Corner Shops	IN	Indianapolis	1984/2003	1984	Developed	42,545	42,545	97.1%
Stoney Creek Commons	IN	Indianapolis	2000	2000	Developed	149,809	0	*
Weston Park Phase I	IN	Indianapolis	2005	2005	Developed	12,200	0	**
Martinsville Shops	IN	Martinsville	2005	2005	Developed	10,986	10,986	100.0%
50 South Morton	IN	Indianapolis	1999	1999	Developed	2,000	2,000	100.0%
Ridge Plaza	NJ	Oak Ridge	2002	2003	Acquired	114,928	114,928	94.4%
Eastgate Pavilion	OH	Cincinnati	1995	2004	Acquired	231,730	231,730	100.0%
Shops at Otty(9)	OR	Portland	2004	2004	Developed	154,845	9,845	100.0%
Plaza at Cedar Hill	TX	Dallas	2000	2004	Acquired	299,783	299,783	100.0%
Sunland Towne Centre	TX	El Paso	1996	2004	Acquired	312,571	307,595	98.9%
Galleria Plaza(10),(11)	TX	Dallas	2002	2004	Acquired	44,306	44,306	29.1%
Cedar Hill Village(11)	TX	Dallas	2002	2004	Acquired	139,092	44,262	27.2%
Preston Commons	TX	Dallas	2002	2002	Developed	142,564	27,564	85.6%
Burlington Coat(12)	TX	San Antonio	1992/2000	2000	Redeveloped	107,400	107,400	100.0%
Plaza Volente	TX	Austin	2004	2005	Acquired	160,308	156,308	100.0%
50th & 12th	WA	Seattle	2004	2004	Developed	14,500	14,500	100.0%
176th & Meridian	WA	Seattle	2004	2004	Developed	14,560	14,560	100.0%
Four Corner Square	WA	Seattle	1985	2004	Acquired	73,086	73,086	98.6%
TOTAL						5,356,973	3,923,243	93.8%

(*)   Property consists of 3 outlots; 0 Owned GLA; 2 of 3 outlots were leased as of 6/30/05.

(**) Property consists of 3 outlots; 0 Owned GLA; 2 of 3 outlots were leased as of 6/30/05.

(1)  All properties are wholly-owned, except as indicated.

(2)  Unless otherwise noted, each property is owned in fee simple by the Company.

(3)  Owned GLA represents gross leasable area at the property that is owned by us. Total GLA includes Owned GLA, plus square footage attributable to non-owned anchor space and non-owned structures on ground leases.

(4)  Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of 6/30/05 except for Stoney Creek Commons and Weston Park Phase I (see * and **)

(5)  A third party manages this property.

(6)  We acquired a 99.9% interest in this property through a joint venture with a third party that manages the property. At the current time, we receive 85% of the cash flow from the property, which percentage may decrease under certain circumstances.

(7)  This property is divided into two parcels: a grocery store and small shops. We own a 25% interest in the small shops in a joint venture and a 100% interest in the grocery store. The joint venture partner is entitled to an annual preferred payment of $96,000. All remaining cash flow is distributed to the Company.

(8)  We own a 60% interest in this property through a joint venture with the third party that manages the property.

(9)  We do not own the land at this property. We have leased the land pursuant to two ground leases that expire in 2017. We have six five-year options to renew this lease.

(10) We do not own the land at this property. We lease the land pursuant to a ground lease that expires in 2027. We have five five-year renewal options.

(11) In January 2005, Ultimate Electronics filed a petition for Chapter 11 bankruptcy to reorganize its business operations. This tenant has rejected its leases with the Company effective May 31, 2005 at Cedar Hill Village and effective June 30, 2005 at Galleria Plaza.

(12) We do not own the land at this property. We have leased the land pursuant to a ground lease that expires in 2012. We have six five-year renewal options and a right of first refusal to purchase the land.

OPERATING RETAIL PROPERTIES – TABLE II

AS OF JUNE 30, 2005

Property	State	MSA	Annualized Base Rent Revenue	Annualized Ground Lease Revenue	Annualized Total Retail Revenue(6)	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA(1)		Major Tenants and Non-Owned Anchors(2)

RETAIL OPERATING PROPERTIES
International Speedway Square	FL	Daytona	$2,456,026	$232,900	$2,688,926	6.5%	$11.12		SteinMart, Bed Bath, Circuit City
King’s Lake Square(3)	FL	Naples	$1,031,355	$0	$1,031,355	2.5%	$12.38		Publix, Walgreens
Wal-Mart Plaza	FL	Gainesville	$914,838	$0	$914,838	2.2%	$5.14		Wal-Mart, Books A Million, Save A Lot
Waterford Lakes(3)	FL	Orlando	$899,171	$0	$899,171	2.2%	$11.54		Winn-Dixie(4)
Shops at Eagle Creek(3)	FL	Naples	$739,198	$0	$739,198	1.8%	$10.70		Winn-Dixie(4)
Circuit City Plaza	FL	Ft. Lauderdale	$817,202	$0	$817,202	2.0%	$19.46		Circuit City, Wal-Mart (non-owned)
Indian River Square	FL	Vero Beach	$1,410,845	$0	$1,410,845	3.4%	$9.78		Office Depot, Bealls, Ragshop
Centre at Panola	GA	Atlanta	$828,424	$0	$828,424	2.0%	$11.34		Publix
Publix at Acworth(3)	GA	Atlanta	$774,968	$0	$774,968	1.9%	$11.33		Publix, CVS
Silver Glen Crossing(3)	IL	Chicago	$1,634,790	$85,000	$1,719,790	4.1%	$13.94		Dominick’s, MC Sports
Fox Lake Crossing	IL	Chicago	$1,328,126	$0	$1,328,126	3.2%	$14.04		Dominick’s
Glendale Mall(3)	IN	Indianapolis	$2,400,584	$140,000	$2,540,584	6.3%	$4.91		L.S. Ayres, Kerasotes Theatre, Lowe’s (non-owned)
Cool Creek Commons	IN	Indianapolis	$1,741,869	$155,500	$1,897,369	4.6%	$15.20		Fresh Market, Stein Mart
Boulevard Crossing	IN	Kokomo	$1,366,805	$0	$1,366,805	3.3%	$12.64		TJ Maxx, Petco, Shoe Carnival, Kohl’s (non-owned)
Hamilton Crossing(3)	IN	Indianapolis	$1,197,111	$71,500	$1,268,611	3.1%	$15.96		Office Depot
Fishers Station(5)	IN	Indianapolis	$1,143,219	$0	$1,143,219	2.8%	$11.84		Marsh Supermarket
Whitehall Pike	IN	Bloomington	$1,014,000	$0	$1,014,000	2.4%	$7.86		Lowe’s
The Centre	IN	Indianapolis	$1,001,979	$0	$1,001,979	2.4%	$12.60		Osco
The Corner Shops	IN	Indianapolis	$483,182	$0	$483,182	1.2%	$11.69		Hancock Fabrics
Stoney Creek Commons(3)	IN	Indianapolis	$0	$155,000	$155,000	0.4%		*	Lowe’s (non-owned)
Weston Park Phase I	IN	Indianapolis	$0	$190,000	$190,000	0.5%		*
Martinsville Shops	IN	Martinsville	$147,620	$0	$147,620	0.3%	$13.44
50 South Morton	IN	Indianapolis	$132,000	$0	$132,000	0.3%	$66.00
Ridge Plaza	NJ	Oak Ridge	$1,734,864	$0	$1,734,864	4.2%	$15.99		A&P, CVS
Eastgate Pavilion(3)	OH	Cincinnati	$2,209,767	$0	$2,209,767	5.3%	$9.54		Dick’s Sporting Goods, Value City Furniture, Best Buy
Shops at Otty	OR	Portland	$273,156	$122,500	$395,656	1.0%	$27.75
Plaza at Cedar Hill	TX	Dallas	$3,501,261	$0	$3,501,261	8.5%	$11.68		Hobby Lobby, Linens ‘N Things, Marshall’s
Sunland Towne Centre	TX	El Paso	$2,961,407	$95,280	$3,056,687	7.4%	$9.73		Kmart, Circuit City, Roomstore
Galleria Plaza(3)	TX	Dallas	$353,906	$0	$353,906	0.9%	$27.41
Cedar Hill Village(3)	TX	Dallas	$240,620	$0	$240,620	0.6%	$20.00		JC Penney (non-owned)
Preston Commons	TX	Dallas	$552,652	$0	$552,652	1.3%	$23.42		Lowe’s (non-owned)
Burlington Coat Factory(3)	TX	San Antonio	$483,300	$0	$483,300	1.2%	$4.50		Burlington Coat Factory
Plaza Volente	TX	Austin	$2,447,881	$100,000	$2,547,881	6.1%	$15.66		H-E-B Grocery
50th & 12th	WA	Seattle	$475,000	$0	$475,000	1.2%	$32.76		Walgreen’s
176th & Meridian	WA	Seattle	$433,000	$0	$433,000	1.1%	$29.74		Walgreen’s
Four Corner Square(3)	WA	Seattle	$826,478	$0	$826,478	2.0%	$11.47		Johnson Hardware Store
TOTAL			$39,956,604	$1,347,680	$41,304,284	100.0%	$10.85

Note: An (*) indicates that this property consists of parcels which are ground leased to tenants.

(1) Owned GLA represents gross leasable area at the property that is owned by us.

(2) Represents the three largest tenants that occupy at least 10,000  square feet of GLA at the property, including non-owned anchors.

(3) This property is encumbered under the Company’s line of credit.

(4) In February 2005, Winn-Dixie Stores, Inc. filed a petition for Chapter 11 bankruptcy to reorganize its business operations. As of June 30, 2005, Winn-Dixie has not announced plans to close the stores at either of the Company’s properties, nor has it rejected either lease.

(5) This property is divided into two parcels: a grocery store and small shops. We own a 25% interest in the small shops and a 100% interest in the grocery store.

(6) This table does not include annualized base rent from development property tenants open for business as of June 30, 2005.

OPERATING COMMERCIAL PROPERTIES

AS OF JUNE 30, 2005

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped, or Developed	Owned NRA	Percentage of Owned NRA Leased	Annualized Base Rent	Percentage of Annualized Commercial Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Indiana
Thirty South	Indianapolis	1995/2002	Redeveloped	298,346	94.8%	$4,930,221	51.2%	$17.43	Eli Lilly, City Securities, Kite Realty Group
Mid America Clinical Labs	Indianapolis	1995/2002	Redeveloped	100,000	100.0%	1,721,000	17.9%	17.21	Mid-America Clinical Laboratories
PEN Products	Indianapolis	2003	Developed	85,875	100.0%	813,236	8.5%	9.47	Indiana Department of Administration
Spring Mill Medical	Indianapolis	1998/2002	Redeveloped	63,431	100.0%	1,466,603	15.2%	23.12	University Medical Diagnostic Associates; Indiana University Healthcare Associates
Union Station Parking Garage(1)	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking
Indiana State Motor Pool	Indianapolis	2004	Developed	115,000	100.0%	693,450	7.2%	6.03	Indiana Dept. of Administration
Total				662,652	97.7%	$9,624,510	100.0%	$14.87

(1) 2005 annualized base rent is approximately $500,000.

RETAIL OPERATING PORTFOLIO – TENANT BREAKDOWN

AS OF JUNE 30, 2005

	Owned Gross Leasable Area				Occupancy			Annualized Base Rent(1)				Annualized Base Rent per Occupied Square Foot
Property	State	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Ground Leases	Total	Anchors	Shops	Total
ISS	FL	200,401	20,500	220,901	100.0%	100.0%	100.0%	$2,074,376	$381,650	$232,900	$2,688,926	$10.35	$18.62	$11.12
King’s Lake Square	FL	49,805	35,692	85,497	100.0%	94.0%	97.5%	361,793	669,562	0	1,031,355	7.26	19.97	12.38
Wal-Mart Plaza	FL	138,323	39,503	177,826	100.0%	100.0%	100.0%	531,795	383,043	0	914,838	3.84	9.70	5.14
Waterford Lakes	FL	51,703	26,245	77,948	100.0%	100.0%	100.0%	408,452	490,719	0	899,171	7.90	18.70	11.54
Shops at Eagle Creek	FL	51,703	24,241	75,944	100.0%	71.7%	91.0%	397,814	341,384	0	739,198	7.69	19.65	10.70
Circuit City Plaza	FL	33,014	12,892	45,906	100.0%	69.6%	91.5%	594,252	222,950	0	817,202	18.00	24.84	19.46
Indian River Square	FL	116,342	27,904	144,246	100.0%	100.0%	100.0%	942,078	468,767	0	1,410,845	8.10	16.80	9.78
Centre at Panola	GA	51,674	21,405	73,079	100.0%	100.0%	100.0%	413,388	415,036	0	828,424	8.00	19.39	11.34
Acworth	GA	37,888	31,740	69,628	100.0%	96.2%	98.3%	337,203	437,765	0	774,968	8.90	14.33	11.33
Silver Glen Crossing	IL	78,675	54,050	132,725	100.0%	71.4%	88.4%	812,916	821,874	85,000	1,719,790	10.33	21.29	13.94
Fox Lake Crossing	IL	65,977	33,118	99,095	100.0%	86.4%	95.5%	742,241	585,885	0	1,328,126	11.25	20.47	14.04
Glendale Mall	IN	437,702	141,487	579,189	91.2%	63.0%	84.3%	1,358,251	1,042,333	140,000	2,540,584	3.40	11.69	4.91
Cool Creek Commons	IN	53,600	67,048	120,648	100.0%	91.0%	95.0%	419,600	1,322,269	155,500	1,897,369	7.83	21.67	15.20
Boulevard Crossing	IN	74,440	38,256	112,696	100.0%	88.2%	96.0%	827,460	539,345	0	1,366,805	11.12	15.99	12.64
Hamilton Crossing	IN	30,722	51,652	82,374	100.0%	85.7%	91.0%	345,623	851,488	71,500	1,268,611	11.25	19.23	15.96
Fishers Station	IN	57,000	57,457	114,457	100.0%	68.9%	84.4%	575,000	568,219	0	1,143,219	10.09	14.36	11.84
Whitehall Pike	IN	128,997	0	128,997	100.0%		100.0%	1,014,000	0	0	1,014,000	7.86		7.86
The Centre	IN	18,720	61,969	80,689	100.0%	98.1%	98.6%	170,352	831,627	0	1,001,979	9.10	13.67	12.60
The Corner Shops	IN	12,200	30,345	42,545	100.0%	96.0%	97.1%	65,636	417,546	0	483,182	5.38	14.34	11.69
Stoney Creek Commons	IN							0	0	155,000	155,000
Weston Park Phase I	IN							0	0	190,000	190,000
Martinsville Shops	IN	0	10,986	10,986		100.0%	100.0%	0	147,620	0	147,620		13.44	13.44
50 South Morton	IN	0	2,000	2,000		100.0%	100.0%	0	132,000	0	132,000		66.00	66.00
Ridge Plaza	NJ	69,612	45,316	114,928	100.0%	85.9%	94.4%	986,556	748,308	0	1,734,864	14.17	19.24	15.99
Eastgate Pavilion	OH	231,730	0	231,730	100.0%		100.0%	2,209,767	0	0	2,209,767	9.54		9.54
Shops at Otty	OR	0	9,845	9,845		100.0%	100.0%	0	273,156	122,500	395,656		27.75	27.75
Plaza at Cedar Hill	TX	227,106	72,677	299,783	100.0%	100.0%	100.0%	2,157,577	1,343,684	0	3,501,261	9.50	18.49	11.68
Sunland Towne Centre	TX	277,220	30,375	307,595	100.0%	89.2%	98.9%	2,506,502	454,905	95,280	3,056,687	9.04	16.78	9.73
Galleria Plaza	TX	31,396	12,910	44,306	0.0%	100.0%	29.1%	0	353,906	0	353,906		27.41	27.41
Cedar Hill Village	TX	32,231	12,031	44,262	0.0%	100.0%	27.2%	0	240,620	0	240,620		20.00	20.00
Preston Commons	TX	0	27,564	27,564		85.6%	85.6%	0	552,652	0	552,652		23.42	23.42
Burlington Coat Factory	TX	107,400	0	107,400	100.0%		100.0%	483,300	0	0	483,300	4.50		4.50
Plaza Volente	TX	105,000	51,308	156,308	100.0%	100.0%	100.0%	1,155,000	1,292,881	100,000	2,547,881	11.00	25.20	15.66
50th & 12th	WA	14,500	0	14,500	100.0%		100.0%	475,000	0	0	475,000	32.76		32.76
176th & Meridian	WA	14,560	0	14,560	100.0%		100.0%	433,000	0	0	433,000	29.74		29.74
Four Corner Square	WA	20,512	52,574	73,086	100.0%	98.1%	98.6%	126,672	699,806	0	826,478	6.18	13.57	11.47
Total		2,820,153	1,103,090	3,923,243	96.4%	87.4%	93.8%	$22,925,604	$17,031,000	$1,347,680	$41,304,284	$8.43	$17.67	$10.85

(1)  This table does not include annualized base rent from development property tenants open for business as of June 30, 2005.

2005 ACQUISITIONS OF OPERATING PROPERTIES

Name of Operating Property	MSA	Date Acquired	Acquisition Cost		Assumed/Related Debt		Total GLA	Owned GLA	Major Tenants and Non-Owned Anchors

Fox Lake Crossing	Chicago, Illinois	02/07/05	15,500,000	(1)	12,300,000	(2)	99,095	99,095	Dominick’s
Indian River Square	Vero Beach, FL	5/16/05	16,500,000		13,300,000	(3)	379,246	144,246	Office Depot, Bealls Department Store, Ragshop, Lowe’s Home Centers (Non-owned Target (Non-owned)
Plaza Volente	Austin, TX	5/16/05	35,900,000		28,700,000	(3)	160,308	156,308	H-E-B Grocery, Hollywood Video

(1)  Excludes tax-increment financing (TIF) receivable of $1.5 million.

(2)  Represents fixed rate debt assumed at an interest rate of 5.16%.

(3)  Represents new fixed-rate 10-year debt at an interest rate of 5.42%.